Aberdeen Standard Investments ETFs
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Consolidated Schedule of Portfolio Investments
September 30, 2019 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 99.1%

U.S. TREASURY OBLIGATIONS - 99.1%
U.S. Treasury Bills
2.12%, 10/10/2019(a)	2,300,000	2,298,987
2.40%, 10/17/2019(a)	5,800,000	5,795,444
1.96%, 11/7/2019(a)	26,150,000	26,103,907
2.33%, 11/14/2019(a)	40,500,000	40,412,125
1.92%, 11/21/2019(a)	10,300,000	10,273,895
2.32%, 11/29/2019(a)(b)	37,900,000	37,787,729
1.90%, 12/5/2019(a)	26,125,000	26,041,029
1.88%, 12/19/2019(a)	4,000,000	3,984,900
TOTAL U.S. TREASURY OBLIGATIONS (Cost $152,622,750)		152,698,016

Total Investments - 99.1% (Cost $152,622,750)		152,698,016
Other Assets Less Liabilities - 0.9%		1,415,186
Net Assets - 100.0%		154,113,202

(a)	The rate shown was the current yield as of September 30, 2019.
(b)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $29,910,600.

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
Consolidated Schedule of Portfolio Investments (concluded)
September 30, 2019 (Unaudited)

Futures contracts outstanding as of September 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	143	11/2019	USD	6,155,256	(172,521)
LME Nickel Base Metal(a)	62	11/2019	USD	6,364,920	574,009
LME Zinc Base Metal(a)	79	11/2019	USD	4,762,713	262,307
Low Sulphur Gasoil	73	11/2019	USD	4,281,450	240,977
Natural Gas	438	11/2019	USD	10,205,400	523,575
NY Harbor ULSD	44	11/2019	USD	3,506,026	156,159
RBOB Gasoline	61	11/2019	USD	4,013,373	219,112
Soybean	197	11/2019	USD	8,924,100	115,944
WTI Crude Oil	237	11/2019	USD	12,814,590	84,952
100 oz Gold	143	12/2019	USD	21,062,470	773,141
Coffee ‘C’	97	12/2019	USD	3,679,331	51,047
Copper	168	12/2019	USD	10,829,700	(107,616)
Corn	465	12/2019	USD	9,021,000	(170,449)
Cotton No. 2	59	12/2019	USD	1,794,485	(140,732)
KC HRW Wheat	78	12/2019	USD	1,618,500	(28,937)
Lean Hogs	113	12/2019	USD	3,281,520	340,354
Live Cattle	125	12/2019	USD	5,515,000	381,040
Silver	75	12/2019	USD	6,374,250	(60,180)
Soybean Meal	161	12/2019	USD	4,846,100	(371,807)
Soybean Oil	274	12/2019	USD	4,780,752	150,517
Wheat	183	12/2019	USD	4,536,113	62,906
Brent Crude Oil	193	1/2020	USD	11,286,640	(241,487)
Sugar No. 11	335	3/2020	USD	4,746,280	286,286
					2,928,597
Contracts Sold
LME Aluminum Base Metal(a)	(2)	11/2019	USD	(86,088)	3,448
LME Nickel Base Metal(a)	(1)	11/2019	USD	(102,660)	(274)
LME Zinc Base Metal(a)	(2)	11/2019	USD	(120,575)	(5,239)
					(2,065)
					2,926,532

(a)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 1.

Abbreviations

USD	US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Consolidated Schedule of Portfolio Investments
September 30, 2019 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 96.3%

U.S. TREASURY OBLIGATIONS - 96.3%
U.S. Treasury Bills
1.96%, 11/7/2019(a)(b)	1,680,000	1,677,039
1.88%, 12/19/2019(b)	160,000	159,396
1.86%, 3/26/2020(b)	1,585,000	1,571,187
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,406,486)		3,407,622

Total Investments - 96.3% (Cost $3,406,486)		3,407,622
Other Assets Less Liabilities - 3.7%		129,602
Net Assets - 100.0%		3,537,224

(a)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $499,060.
(b)	The rate shown was the current yield as of September 30, 2019.

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Consolidated Schedule of Portfolio Investments (concluded)
September 30, 2019 (Unaudited)

Futures contracts outstanding as of September 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Contracts Purchased
LME Aluminum Base Metal(a)	3	11/2019	USD	129,131	(8,506)
LME Nickel Base Metal(a)	1	11/2019	USD	102,660	31,478
LME Zinc Base Metal(a)	2	11/2019	USD	120,575	(6,920)
LME Aluminum Base Metal(a)	3	1/2020	USD	128,812	(10,024)
LME Nickel Base Metal(a)	1	1/2020	USD	102,252	23,897
LME Zinc Base Metal(a)	2	1/2020	USD	118,925	(1,696)
100 oz Gold	3	2/2020	USD	443,880	(12,139)
Lean Hogs	3	2/2020	USD	93,600	9,679
Live Cattle	3	2/2020	USD	139,950	3,699
Brent Crude Oil	4	3/2020	USD	230,240	1,490
Coffee ‘C’	2	3/2020	USD	78,525	1,605
Copper	4	3/2020	USD	258,950	(2,687)
Corn	10	3/2020	USD	199,750	(8,248)
Cotton No. 2	1	3/2020	USD	30,775	841
KC HRW Wheat	2	3/2020	USD	42,825	(1,057)
LME Aluminum Base Metal(a)	3	3/2020	USD	130,088	(6,293)
LME Nickel Base Metal(a)	1	3/2020	USD	101,982	(4,732)
LME Zinc Base Metal(a)	2	3/2020	USD	118,525	55
Low Sulphur Gasoil	2	3/2020	USD	113,200	(530)
Natural Gas	11	3/2020	USD	275,440	(19,604)
NY Harbor ULSD	1	3/2020	USD	77,465	(1,385)
RBOB Gasoline	1	3/2020	USD	63,920	(600)
Silver	2	3/2020	USD	171,300	(1,381)
Soybean	5	3/2020	USD	232,500	6,245
Soybean Meal	3	3/2020	USD	91,860	1,269
Soybean Oil	6	3/2020	USD	106,524	789
Sugar No. 11	8	3/2020	USD	113,344	(8,867)
Wheat	5	3/2020	USD	125,625	1,370
WTI Crude Oil	5	3/2020	USD	264,500	(9,575)
					(21,827)
Contracts Sold
LME Aluminum Base Metal(a)	(3)	11/2019	USD	(129,131)	8,676
LME Nickel Base Metal(a)	(1)	11/2019	USD	(102,660)	(24,622)
LME Zinc Base Metal(a)	(2)	11/2019	USD	(120,575)	130
LME Aluminum Base Metal(a)	(3)	1/2020	USD	(128,813)	6,457
LME Nickel Base Metal(a)	(1)	1/2020	USD	(102,252)	4,634
LME Zinc Base Metal(a)	(2)	1/2020	USD	(118,925)	(320)
					(5,045)
					(26,872)

(a)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 1.

Abbreviations

USD	US Dollar

See accompanying notes to consolidated schedules of portfolio investments.

Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF1

Consolidated Schedule of Portfolio Investments

September 30, 2019 (Unaudited)

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 93.5%

U.S. TREASURY OBLIGATIONS - 93.5%
U.S. Treasury Bills
2.39%, 10/3/2019(a)	205,000	204,981
2.12%, 10/10/2019(a)	200,000	199,912
2.41%, 10/17/2019(a)(b)	2,500,000	2,498,036
1.86%, 3/26/2020(a)	505,000	500,599
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,402,438)		3,403,528

Total Investments - 93.5% (Cost $3,402,438)		3,403,528
Other Assets Less Liabilities - 6.5%		238,393
Net Assets - 100.0%		3,641,921

(a)	The rate shown was the current yield as of September 30, 2019.
(b)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $499,595.

Futures contracts outstanding as of September 30, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation ($)
Contracts Purchased
WTI Crude Oil	67	11/2019	USD	3,622,690	22,034
					22,034

Cash collateral in the amount of $163,705 was pledged to cover margin requirements for open futures contracts as of September 30, 2019.

Abbreviations

USD	US Dollar

[1]

Effective February 28, 2019, Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF was renamed Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF, including changes to the investment objective, primary index and strategy.

See accompanying notes to consolidated schedules of portfolio investments.

Notes to Consolidated Schedules of Portfolio Investments

September 30, 2019 (Unaudited)

1.	Summary of Significant Accounting Policies

The Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (formerly known as Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF) (collectively, the “Funds” or, individually, a “Fund”) consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies.

The accompanying Consolidated Schedules of Portfolio Investments of the Funds include the accounts of Aberdeen Standard All Commodity Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF; Aberdeen Standard All Commodity Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF; Aberdeen Standard WTI Crude Oil Fund Limited (formerly known as Aberdeen Standard Energy Longer Dated Fund Limited), a wholly-owned controlled foreign corporation of the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF. Each Subsidiary is organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions between a Fund and its Subsidiary have been eliminated in consolidation.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).

NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.

In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less when originally acquired are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.

Notes to Consolidated Schedules of Portfolio Investments (continued)

September 30, 2019 (Unaudited)

In certain instances, such as when reliable market quotations are not readily available or are not deemed to reflect current market values, the Funds’ investments will be valued in accordance with the Trust’s pricing policy and procedures as determined in good faith by the Trust’s Board of Trustees (the “Board”). The Board has by appropriate resolutions, designated the Fair Value Pricing Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:

●	Level 1—	Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.
●	Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
●	Level 3—	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. For each of the Funds, there were no Level 3 investments held for the period ended September 30, 2019.

The following is a summary of the valuations as of September 30, 2019, for each Fund based upon the three levels defined above.

	Level 1	Level 2	Total
	Futures Contracts*	U.S. Treasury Obligations	Investment Securities	Other Financial Instruments - Futures Contracts*
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	$2,926,532	$152,698,016	$152,698,016	$2,926,532
Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	(26,872)	3,407,622	3,407,622	(26,872)
Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF	22,034	3,403,528	3,403,528	22,034

*	These investments are recorded in the consolidated schedule of portfolio investments at the unrealized appreciation/(depreciation) on the investment.

Notes to Consolidated Schedules of Portfolio Investments (continued)

September 30, 2019 (Unaudited)

Money Market Instruments

Each Fund invests a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives

Each Fund uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Funds must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Funds must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify these policies in the future.

Commodity Futures

Each Fund, through its Subsidiary, invests in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Notes to Consolidated Schedules of Portfolio Investments (continued)

September 30, 2019 (Unaudited)

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. Any difference between the price for the expiring contract and the price for the later dated contract is known as a `roll yield’ and this can be either a positive amount or a negative amount.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

Notes to Consolidated Schedules of Portfolio Investments (concluded)

September 30, 2019 (Unaudited)

To ensure a party to a futures contract fulfils its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract indicates that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.

SEC guidance sets out certain requirements with respect to coverage of futures positions by registered investment companies with which each Fund and each Subsidiary will comply. This includes, in certain circumstances, the need to segregate cash or liquid securities on its books and records and to engage in other appropriate measures to ensure its obligations under particular futures or derivative contracts are covered. Cash settled futures contracts will require a Fund to segregate liquid assets in an amount equal to its daily mark-to-market (net) obligation under that contract. Any securities held in a segregated account or otherwise earmarked for these purposes may not be sold while a Fund maintains the relevant position, unless they are replaced with other permissible assets. Each Fund may also purchase put options as a means of covering its investments if they are on the same futures contract and their strike price is as high, or higher, than the price of the relevant contracts. Each Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.